FUND IMPOUND AGREEMENT


               NAME OF ISSUER: OFFICE MANAGERS, INC.

               ESCROW NUMBER    BB384-6      DATE FILED
                               --------                  --------
               EXPIRATION DATE               OTHER
                               --------                  --------

     THE OFFICERS AND DIRECTORS OF OFFICE MANAGERS, INC. HEREBY AGREE TO DELIVER, BY NOON OF THE BUSINESS DAY AFTER RECEIPT, and with names and addresses of investors at time deposit is made, funds to be applied to an escrow account in the amount of:


To:    Brighton Bank                 $200,000
       -------------                 --------
       Bank Name                     Amount

       311 South State Street        Salt Lake City, Utah     84111
       ----------------------        --------------------     --------
       Address                       City & State             Zip Code


     As escrow agent, the papers, money, or property hereinafter described, to be held and disposed of by said escrow agent in accordance with the duties, instructions, and upon the terms and conditions hereinafter set forth to which the undersigned hereby agree:

     1. Above named bank (hereinafter called the "Bank") is not a party to, or bound by any agreement which may be evidenced by or arises out of the following instructions.

     2. The Bank and its officers, agents, and employees, act hereunder as a depository only, and are not responsible or liable in any manner whatever for serving as escrow agent in this matter or for the sufficiency, correctness, genuineness or validity of any instrument deposited with it hereunder, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same.

     3. The Bank shall not be required to take or be bound by notice of any default by any person, or to take any action with respect to such default involving any expense or liability, unless notice in writing is given an officer of the Bank of such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against any such expense or liability.

     4. The Bank shall be protected in acting upon any notice, request, waiver, consent, receipt or other paper or document believed by the Bank to be genuine and to be signed by the proper party or parties.

     5. The Bank shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct.


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     6.   The Bank shall not be answerable for the default or misconduct of any agent, attorney, or employee acting on behalf of the Issuer.

     7. In the event of any disagreement between the undersigned(s) or any of them, and/or the person or persons named in the foregoing instructions, and/or any other person, resulting in adverse claims and demands being made in connection with or for any papers, money or property involved herein or affected hereby, the Bank shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in so refusing the Bank may make no delivery or other disposition of any money, papers or property involved herein or affected hereby and in so doing the Bank shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for its failure or refusal to comply with such conflicting or adverse demands; and the Bank shall be entitled to continue so to refrain and refuse so to act until:

     a. The rights of the adverse claimants have been finally adjudicated in the court assuming and having jurisdiction of the parties and the money, papers and property involved herein or affected hereby; and/or

     b. All differences shall have been adjusted by agreement and the Bank shall have been notified thereof in writing signed by all of the interested parties.

     8. The papers, documents, money or property subject to this escrow (if other than already named) include such items as may be described on attached schedules, if any.

     9. The other duties of the Bank under the terms of this agreement (if other than already named) include such items as may be described on attached schedules, if any.

     10. The Bank will be named as depository only and has not passed in any way upon the merits or qualifications of the security and makes no recommendation with regard to its purchase. The Bank does not authorize the use of its name by any person for the promotion or sale of the security.

     11.  Special requirements:

     12. Fees for the usual services of the Bank under terms of this agreement shall be Seven Hundred and Fifty Dollars ($750).

     a. In the event the fees charged and due the Bank remain unpaid for a period of one year, the Bank shall have the right, and is hereby authorized in its role and absolute discretion to discontinue the escrow, terminate all duties hereunder, close all accounting or other records, and to destroy all documents, records and files or to retain such items in a dormant account status subject to the laws of the State in which they are located.

     b.   All fees charged shall be paid as follows:

          Brighton Bank
          311 South State Street
          Salt Lake City, Utah 84111



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     c.    For fee for any check issued in refunding to subscribers see
(13b).

     f. In addition to the escrow fee paid or agreed upon at the inception of this escrow, the parties agree to pay a reasonable compensation for any extra services rendered or incurred by the Bank including a reasonable attorney's fee if disputes arise or litigation is threatened or commences which requires the Bank to refer such dispute to its attorneys.

     13. If a minimum of $200,000 is not deposited with the Bank within 90 days from the effective date of the Offering, or within an additional period of thirty days if extended by the Company.

     a. Issuer shall request termination of escrow and the Bank shall refund to investors the full amount of investment.

     b.   Issuer agrees to pay a fee of $5.00 per check for this service.

     14. When 100% or more has been deposited with the escrow agent, and all escrow requirements have been met, the issuer shall request a release from the Bank setting forth how funds are to be released pursuant to the terms of the Offering.

     15. After release of escrow, the duties, responsibilities and liability of every kind and character under the escrow agreement shall cease and terminate.

          Signed (Issuer)     Office Managers, Inc.


          By (Its President)  _________________________


          Signed (Bank)


          By (Officer)



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